UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

SINOBIOMED INC.
(Exact name of registrant as specified in its charter)

Commission File Number 333-128399

Delaware	20-1945139
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Lane 4705, No. 58, North Yang Gao Rd.
Pudong New Area Shanghai, China 201206
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 011-86-21-58546923

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 5, 2009, Mr. Robert Ip resigned as a director of Sinobiomed Inc. (the “Company”) effective immediately without any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  In addition, on January 7, 2009, Mr. Larry Campbell resigned as a director of the Company effective immediately without any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  On January 8, 2009, the Company’s board of directors accepted the resignations of Mr. Robert Ip and Mr. Larry Campbell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOBIOMED INC.

By:	/s/ Ka Yu
Name:	Ka Yu
Title:	Director

Date: January 15, 2009